UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: March 31, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	March 31, 2015

QS BATTERYMARCH

INTERNATIONAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Fund name change

Prior to March 31, 2015, the Fund was known as QS Batterymarch Managed Volatility International Dividend Fund.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of QS Batterymarch International Dividend Fund for the six-month reporting period ended March 31, 2015. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

II	QS Batterymarch International Dividend Fund

Investment commentary

Economic review

The U.S. economy continued to expand, but the pace sharply decelerated during the six months ended March 31, 2015 (the “reporting period”). The U.S. Department of Commerce reported that third quarter 2014 U.S. gross domestic product (“GDP”)i growth was 5.0%, its strongest reading since the third quarter of 2003. This was driven by contributions from personal consumption expenditures (“PCE”), exports, nonresidential fixed investment and government spending. However, fourth quarter 2014 GDP growth was a modest 2.2%. The deceleration in growth primarily reflected an upturn in imports, a downturn in federal government spending and moderating nonresidential fixed investment. After the reporting period ended, the U.S. Department of Commerce reported that its initial estimate for first quarter 2015 GDP growth was 0.2%. Slower growth was attributed to a number of factors, including a deceleration in PCE and downturns in exports, nonresidential fixed investment and state and local government spending.

Activity in the U.S. manufacturing sector also moderated during the reporting period. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After a reading of 57.9 in October 2014, the PMI generally decelerated over much of the reporting period and the PMI was 51.5 in March 2015.

The labor market was largely a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. After ticking up to 5.8% in November 2014, unemployment generally declined during the remainder of the reporting period and was 5.5% in March 2015, equaling its lowest level since May 2008.

Growth outside the U.S. was mixed. In its April 2015 World Economic Outlook Update, released after the reporting period ended, the International Monetary Fund (“IMF”) said: “Global growth remains moderate, with uneven prospects across the main countries and regions...Relative to last year, the outlook for advanced economies is improving, while growth in emerging market and developing economies is projected to be lower, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 1.0% in 2015, compared to -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.3% versus 4.6% in 2014.

QS Batterymarch International Dividend Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” Finally, at its meeting that ended on April 29, 2015, after the reporting period ended, the Fed said, “...economic growth slowed during the winter months, in part reflecting transitory factors…The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Q. What actions did international central banks take during the reporting period?

A. Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. On June 5, 2014, before the beginning of the reporting period, the ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. Finally, on January 22, 2015, the ECB announced that beginning in March 2015 it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China cut the rate to 5.60% on November 21, 2014 and to 5.35% on February 28, 2015 in an effort to stimulate growth.

Q. What factors impacted the U.S. stock market during the reporting period?

A. The U.S. stock market generated positive results over the six months ended March 31, 2015. Stocks got off to a solid start as they rallied sharply in October and November 2014, given signs that the economy was gaining momentum and corporate profits often exceeded expectations. After treading water in December, the market declined in January 2015. This setback was triggered by several flights to quality due to concerns over global growth and geopolitical issues. The market then rallied sharply in February given strong investor risk appetite, but weakened again in March. All told, for the six months ended March 31, 2015, the S&P 500 Indexvi gained 5.93%.

IV	QS Batterymarch International Dividend Fund

Looking at the U.S. stock market more closely, small-cap stocks generated the best returns, with the Russell 2000 Indexvii returning 14.46% during the reporting period. Large-cap stocks, as measured by the Russell 1000 Indexviii, returned 6.55% and mid-cap stocks, as measured by the Russell Midcap Indexix rose 10.13%. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthx and Russell 3000 Valuexi Indices, returned 9.43% and 4.77%, respectively, during the six months ended March 31, 2015.

Q. How did the international stock markets perform during the reporting period?

A. Developed market equities, as measured by the MSCI EAFE Indexxii, declined in October and December 2014, as well as in March 2015. However, positive performance in November 2014 and January and February 2015 helped the MSCI EAFE Index gain 1.13% during the six months ended March 31, 2015. In contrast, emerging market equities produced weak results, as the MSCI Emerging Markets Indexxiii declined 2.37% during the reporting period. Emerging market equities were negatively impacted by concerns about global growth, sharply falling oil prices, overall weak demand and the strengthening U.S. dollar.

Performance review

For six months ended March 31, 2015, Class IS shares of QS Batterymarch International Dividend Fund returned 4.50%. The Fund’s unmanaged benchmark, the MSCI All Country World Index Ex-U.S.xiv, returned -0.51% for the same period. The Lipper International Equity Income Funds Category Average1 returned -3.06% over the same time frame.

Performance Snapshot as of March 31, 2015 (unaudited)
6 months
QS Batterymarch International Dividend Fund:
Class IS	4.50%
MSCI All Country World Index Ex-U.S.	-0.51%
Lipper International Equity Income Funds Category Average[1]	-3.06%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

Share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended March 31, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 63 funds in the Fund’s Lipper category.

QS Batterymarch International Dividend Fund	V

Investment commentary (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2015, the gross total annual operating expense ratio for Class IS shares was 6.95%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.85% for Class IS shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

April 24, 2015

RISKS: Equity securities are subject to price fluctuation and possible loss of principal. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

VI	QS Batterymarch International Dividend Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vii

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

viii

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 92% of the U.S. market.

ix

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap represents approximately 31% of the total market capitalization of the Russell 1000 companies.

[x]

The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

xi

The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xiii	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xiv

The MSCI All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) is a market-capitalization-weighted index that is designed to measure performance of stocks throughout the world, with the exception of U.S.-based companies. The MSCI ACWI Ex-U.S. includes both developed and emerging markets.

QS Batterymarch International Dividend Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of March 31, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2014 and held for the six months ended March 31, 2015.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During The Period[3]
Class IS	4.50%	$1,000.00	$1,045.00	0.85%	$4.33	Class IS	5.00%	$1,000.00	$1,020.69	0.85%	$4.28

[1]	For the six months ended March 31, 2015.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

2	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

Schedule of investments (unaudited)

March 31, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Common Stocks — 96.5%
Consumer Discretionary — 9.0%
Diversified Consumer Services — 0.6%
Benesse Holdings Inc.	600	$18,900	(a)
Household Durables — 0.9%
Berkeley Group Holdings PLC	800	31,161	(a)
Media — 3.7%
RTL Group SA	200	19,235	(a)
SES, ADR	883	31,254	(a)
Shaw Communications Inc., Class B Shares	1,000	22,439
Sky PLC	1,611	23,706	(a)
Thomson Reuters Corp.	700	28,380
Total Media		125,014
Multiline Retail — 0.9%
Canadian Tire Corp., Ltd., Class A Shares	302	30,766
Specialty Retail — 2.1%
Nitori Holdings Co., Ltd.	500	33,920	(a)
USS Co., Ltd.	2,000	34,633	(a)
Total Specialty Retail		68,553
Textiles, Apparel & Luxury Goods — 0.8%
Yue Yuen Industrial Holdings Ltd.	7,506	26,640	(a)
Total Consumer Discretionary		301,034
Consumer Staples — 16.9%
Beverages — 0.8%
Coca-Cola Amatil Ltd.	3,400	27,864	(a)
Food & Staples Retailing — 7.6%
Aeon Co., Ltd.	1,500	16,479	(a)
Colruyt SA	500	21,756	(a)
Delhaize Group	440	39,595	(a)
Empire Co., Ltd., Class A Shares	300	20,917
FamilyMart Co., Ltd.	560	23,447	(a)
J Sainsbury PLC	4,400	16,840	(a)
Koninklijke Ahold NV	1,540	30,381	(a)
Lawson Inc.	400	27,768	(a)
Metro Inc., Class A Shares	885	23,981
William Morrison Supermarkets PLC	6,561	18,754	(a)
Woolworths Ltd.	600	13,438	(a)
Total Food & Staples Retailing		253,356

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	3

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Food Products — 3.7%
Nestle SA, Registered Shares	450	$33,975	(a)
Suedzucker AG	800	9,798	(a)
Unilever PLC	800	33,366	(a)
Want Want China Holdings Ltd.	9,043	9,571	(a)
Yamazaki Baking Co., Ltd.	2,000	36,095	(a)
Total Food Products		122,805
Household Products — 1.6%
Kimberly-Clark de Mexico SAB de CV, Class A Shares	10,876	22,724
Reckitt Benckiser Group PLC	372	31,882	(a)
Total Household Products		54,606
Personal Products — 0.8%
Shiseido Co., Ltd.	1,500	26,651	(a)
Tobacco — 2.4%
British American Tobacco PLC	517	26,711	(a)
Imperial Tobacco Group PLC	732	32,134	(a)
Japan Tobacco Inc.	700	22,117 (a)
Total Tobacco		80,962
Total Consumer Staples		566,244
Energy — 3.2%
Oil, Gas & Consumable Fuels — 3.2%
China Petroleum & Chemical Corp., Class H Shares	26,000	20,739 (a)
Keyera Corp.	478	31,796
Pembina Pipeline Corp.	300	9,479
Royal Dutch Shell PLC, Class B Shares	800	24,853 (a)
Total SA	400	19,901 (a)
Total Energy		106,768
Financials — 21.9%
Banks — 9.1%
Banco Santander SA	3,469	26,090 (a)
Bank of China Ltd., Class H Shares	48,000	27,685 (a)
Bendigo and Adelaide Bank Ltd.	2,157	20,573 (a)
BOC Hong Kong Holdings Ltd.	7,500	26,680 (a)
China Construction Bank Corp., Class H Shares	28,109	23,323 (a)
China Minsheng Banking Corp. Ltd., Class H Shares	20,577	25,118 (a)
Commonwealth Bank of Australia	325	23,062 (a)
Gunma Bank Ltd.	4,000	27,054 (a)
HSBC Holdings PLC	2,300	19,573 (a)
National Bank of Canada	884	32,274

See Notes to Financial Statements.

4	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

QS Batterymarch International Dividend Fund

Security	Shares	Value
Banks — continued
Oversea-Chinese Banking Corp., Ltd.	3,000	$23,086 (a)
Toronto-Dominion Bank	680	29,105
Total Banks		303,623
Diversified Financial Services — 0.7%
First Pacific Co., Ltd.	23,829	23,848	(a)
Insurance — 8.9%
Admiral Group PLC	1,100	24,930 (a)
Ageas	750	26,928 (a)
Amlin PLC	3,954	29,624 (a)
Catlin Group Ltd.	3,300	34,730 (a)
Hannover Rueck SE	300	31,031 (a)
Hiscox Ltd.	2,021	25,496 (a)
Lancashire Holdings Ltd.	1,900	17,598 (a)
Swiss Re AG	250	24,198 (a)
Talanx AG	850	26,690 (a)
Trygvesta A/S	270	31,813 (a)
Zurich Insurance Group AG	70	23,709 *(a)
Total Insurance		296,747
Real Estate Investment Trusts (REITs) — 0.9%
Link REIT	5,192	31,850	(a)
Real Estate Management & Development — 2.3%
Daito Trust Construction Co., Ltd.	300	33,560 (a)
PSP Swiss Property AG, Registered Shares	200	18,847 *(a)
Swiss Prime Site AG, Registered Shares	270	23,463 *(a)
Total Real Estate Management & Development		75,870
Total Financials		731,938
Health Care — 11.6%
Health Care Providers & Services — 0.7%
Miraca Holdings Inc.	500	23,040	(a)
Pharmaceuticals — 10.9%
AstraZeneca PLC	286	19,608 (a)
Chugai Pharmaceutical Co., Ltd.	1,000	31,527 (a)
Eisai Co., Ltd.	800	56,889 (a)
GlaxoSmithKline PLC	1,137	26,037 (a)
Indivior PLC	372	1,047 *(a)
Mitsubishi Tanabe Pharma Corp.	1,500	25,778 (a)
Novartis AG, Registered Shares	345	34,117 (a)
Otsuka Holdings KK	600	18,791 (a)

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Dividend Fund

Security	Shares	Value
Pharmaceuticals — continued
Roche Holding AG	100	$27,574 (a)
Sanofi	200	19,680 (a)
Santen Pharmaceutical Co., Ltd.	2,500	36,379 (a)
Shionogi & Co., Ltd.	800	26,694 (a)
Teva Pharmaceutical Industries Ltd., ADR	518	32,271
Tsumura & Co.	400	9,904 (a)
Total Pharmaceuticals		366,296
Total Health Care		389,336
Industrials — 4.8%
Industrial Conglomerates — 1.2%
Jardine Matheson Holdings Ltd.	400	25,247 (a)
Siemens AG, Registered Shares	150	16,240 (a)
Total Industrial Conglomerates		41,487
Road & Rail — 1.9%
ComfortDelGro Corp., Ltd.	17,000	35,787 (a)
West Japan Railway Co.	500	26,254 (a)
Total Road & Rail		62,041
Transportation Infrastructure — 1.7%
Beijing Capital International Airport Co., Ltd.	36,000	35,215 (a)
Hutchison Port Holdings Trust	33,000	22,904 (a)
Total Transportation Infrastructure		58,119
Total Industrials		161,647
Information Technology — 1.8%
Communications Equipment — 0.8%
VTech Holdings Ltd.	2,000	28,529	(a)
Electronic Equipment, Instruments & Components — 0.3%
Nippon Electric Glass Co., Ltd.	2,000	9,777	(a)
Technology Hardware, Storage & Peripherals — 0.7%
Neopost SA	400	21,964	(a)
Total Information Technology		60,270
Materials — 0.8%
Chemicals — 0.8%
Givaudan SA, Registered Shares	15	27,084	* (a)
Telecommunication Services — 15.5%
Diversified Telecommunication Services — 10.6%
BCE Inc.	506	21,422
Belgacom SA	900	31,518 (a)
Bezeq Israeli Telecommunication Corp., Ltd.	18,589	34,636 (a)

See Notes to Financial Statements.

6	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

QS Batterymarch International Dividend Fund

Security	Shares	Value
Diversified Telecommunication Services — continued
Elisa OYJ	1,000	$25,151 (a)
HKT Trust and HKT Ltd.	26,000	33,462 (a)
Nippon Telegraph & Telephone Corp.	500	30,810 (a)
Orange	1,900	30,569 (a)
PCCW Ltd.	52,991	32,291 (a)
Portugal Telecom, SGPS, SA, Registered Shares	4,300	2,494 (a)
Singapore Telecommunications Ltd.	8,000	25,501 (a)
Swisscom AG, Registered Shares	54	31,366 (a)
TDC A/S	3,136	22,464 (a)
Telefonica Deutschland Holding AG	6,000	34,683 (a)
Total Diversified Telecommunication Services		356,367
Wireless Telecommunication Services — 4.9%
China Mobile Ltd.	1,949	25,355 (a)
KDDI Corp.	1,800	40,781 (a)
NTT DoCoMo Inc.	1,500	26,062 (a)
Rogers Communications Inc., Class B Shares	537	17,977
StarHub Ltd.	7,000	22,188 (a)
Vodacom Group Ltd.	1,600	17,505 (a)
Vodafone Group PLC	4,024	13,151 (a)
Total Wireless Telecommunication Services		163,019
Total Telecommunication Services		519,386
Utilities — 11.0%
Electric Utilities — 5.3%
Cheung Kong Infrastructure Holdings Ltd.	4,557	39,225 (a)
Chugoku Electric Power Co. Inc.	900	11,739 (a)
CLP Holdings Ltd.	3,933	34,268 (a)
Hokuriku Electric Power Co.	800	10,602 (a)
Power Assets Holdings Ltd.	2,843	28,908 (a)
Scottish & Southern Energy PLC	946	21,012 (a)
Spark Infrastructure Group	12,356	18,587 (a)
Terna SpA	3,204	14,107 (a)
Total Electric Utilities		178,448
Gas Utilities — 1.4%
Osaka Gas Co., Ltd.	5,000	20,937 (a)
Tokyo Gas Co., Ltd.	4,000	25,192 (a)
Total Gas Utilities		46,129

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

March 31, 2015

QS Batterymarch International Dividend Fund

Security		Shares	Value
Independent Power and Renewable Electricity Producers — 1.6%
Huaneng Power International Inc., Class H Shares		26,000	$30,582
Tractebel Energia SA		1,000	11,060
TransAlta Corp.		1,232	11,430
Total Independent Power and Renewable Electricity Producers			53,072
Multi-Utilities — 1.9%
Centrica PLC		4,086	15,326 (a)
GDF Suez		1,080	21,370 (a)
National Grid PLC		2,062	26,363	(a)
Total Multi-Utilities			63,059
Water Utilities — 0.8%
Severn Trent PLC		900	27,479	(a)
Total Utilities			368,187
Total Common Stocks (Cost — $2,769,513)			3,231,894
Preferred Stocks — 0.6%
Telecommunication Services — 0.3%
Diversified Telecommunication Services — 0.3%
Telefonica Brasil SA		700	10,852
Utilities — 0.3%
Electric Utilities — 0.3%
Companhia Energetica de Minas Gerais		2,270	9,118
Total Preferred Stocks (Cost — $36,659)			19,970
Total Investments before Short-Term Investments (Cost — $2,806,172)			3,251,864
	Rate
Short-Term Investments — 1.4%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $47,434)	0.097%	47,434	47,434
Total Investments — 98.5% (Cost — $2,853,606#)			3,299,298
Other Assets in Excess of Liabilities — 1.5%			51,535
Total Net Assets — 100.0%			$3,350,833

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

8	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

QS Batterymarch International Dividend Fund

Summary of Investments by Country** (unaudited)
Japan	22.2%
United Kingdom	15.7
Hong Kong	10.0
Canada	7.6
Switzerland	7.4
China	6.0
Germany	4.2
Singapore	3.9
Belgium	3.6
France	3.4
Australia	3.1
Israel	2.0
Netherlands	1.7
Denmark	1.7
Luxembourg	1.0
Brazil	0.9
United States	0.9
Spain	0.8
Finland	0.8
Mexico	0.7
South Africa	0.5
Italy	0.4
Portugal	0.1
Short-Term Investments	1.4
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of March 31, 2015 and are subject to change.

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	9

Statement of assets and liabilities (unaudited)

March 31, 2015

Assets:
Investments, at value (Cost — $2,853,606)	$3,299,298
Foreign currency, at value (Cost — $34,386)	33,547
Dividends and interest receivable	18,739
Receivable from investment manager	11,696
Prepaid expenses	32,274
Total Assets	3,395,554

Liabilities:
Trustees’ fees payable	36
Accrued expenses	44,685
Total Liabilities	44,721
Total Net Assets	$3,350,833

Net Assets:
Par value (Note 5)	$3
Paid-in capital in excess of par value	2,877,503
Overdistributed net investment income	(4,305)
Accumulated net realized gain on investments and foreign currency transactions	33,511
Net unrealized appreciation on investments and foreign currencies	444,121
Total Net Assets	$3,350,833

Shares Outstanding:
Class IS	304,823

Net Asset Value:
Class IS	$10.99

See Notes to Financial Statements.

10	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended March 31, 2015

Investment Income:
Dividends	$49,276
Interest	16
Less: Foreign taxes withheld	(3,357)
Total Investment Income	45,935

Expenses:
Registration fees	26,379
Audit and tax fees	16,072
Shareholder reports	15,340
Legal fees	14,906
Investment management fee (Note 2)	10,562
Custody fees	8,418
Fund accounting fees	8,164
Transfer agent fees	2,642
Insurance	160
Trustees’ fees	111
Miscellaneous expenses	1,953
Total Expenses	104,707
Less: Fee waivers and/or expense reimbursements (Note 2)	(90,896)
Net Expenses	13,811
Net Investment Income	32,124

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	36,956
Foreign currency transactions	(3,442)
Net Realized Gain	33,514
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	80,902
Foreign currencies	(1,110)
Change in Net Unrealized Appreciation (Depreciation)	79,792
Net Gain on Investments and Foreign Currency Transactions	113,306
Increase in Net Assets from Operations	$145,430

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	11

Statements of changes in net assets (unaudited)

For the Six Months Ended March 31, 2015 (unaudited) and the Year Ended September 30, 2014	2015	2014

Operations:
Net investment income	$32,124	$110,391
Net realized gain	33,514	12,609
Change in net unrealized appreciation (depreciation)	79,792	53,229
Increase in Net Assets from Operations	145,430	176,229

Distributions to Shareholders From (Note 1):
Net investment income	(46,000)	(114,001)
Net realized gains	(13,320)	(17,003)
Decrease in Net Assets from Distributions to Shareholders	(59,320)	(131,004)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	945	384,424
Reinvestment of distributions	59,320	131,004
Cost of shares repurchased	—	(4,183)
Increase in Net Assets from Fund Share Transactions	60,265	511,245
Increase in Net Assets	146,375	556,470

Net Assets:
Beginning of period	3,204,458	2,647,988
End of period*	$3,350,833	$3,204,458
*Includes(overdistributed) undistributed net investment income, respectively, of:	$(4,305)	$9,571

See Notes to Financial Statements.

12	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015[2]	2014	2013[3]

Net asset value, beginning of period	$10.71	$10.56	$10.00

Income from operations:
Net investment income	0.11	0.39	0.27
Net realized and unrealized gain	0.36	0.22	0.54
Total income from operations	0.47	0.61	0.81

Less distributions from:
Net investment income	(0.15)	(0.39)	(0.25)
Net realized gains	(0.04)	(0.07)	—
Total distributions	(0.19)	(0.46)	(0.25)

Net asset value, end of period	$10.99	$10.71	$10.56
Total return[4]	4.50%	5.83%	8.23%

Net assets, end of period (000s)	$3,351	$3,204	$2,648

Ratios to average net assets:
Gross expenses	6.44%[5]	7.72%	13.20%[5]
Net expenses[6,7,8]	0.85 [5]	0.85	0.85 [5]
Net investment income	1.98 [5]	3.61	4.42 [5]

Portfolio turnover rate	3%	4%	4%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended March 31, 2015 (unaudited).

[3]	For the period February 28, 2013 (inception date) to September 30, 2013.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	13

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

QS Batterymarch International Dividend Fund (formerly, QS Batterymarch Managed Volatility International Dividend Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

14	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	15

Notes to financial statements (unaudited) (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$81,585	$219,449	—	$301,034
Consumer staples	67,622	498,622	—	566,244
Energy	41,275	65,493	—	106,768
Financials	61,379	670,559	—	731,938
Health care	32,271	357,065	—	389,336
Industrials	—	161,647	—	161,647
Information technology	—	60,270	—	60,270
Materials	—	27,084	—	27,084
Telecommunication services	39,399	479,987	—	519,386
Utilities	22,490	345,697	—	368,187
Preferred Stocks	19,970	—	—	19,970
Total long-term investments	$365,991	$2,885,873	—	$3,251,864
Short-term investments†	47,434	—	—	47,434
Total investments	$413,425	$2,885,873	—	$3,299,298

†	See Schedule of Investments for additional detailed categorizations.

For the six months ended March 31, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At March 31, 2015, securities valued at $2,885,873 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at

16	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	17

Notes to financial statements (unaudited) (cont’d)

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s investment adviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

18	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the investment adviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For its services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the six months ended March 31, 2015, fees waived and/or expenses reimbursed amounted to $90,896.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of March 31, 2015, Legg Mason and its affiliates owned 81% of the Fund.

3. Investments

During the six months ended March 31, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$97,185
Sales	125,274

At March 31, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$619,748
Gross unrealized depreciation	(174,056)
Net unrealized appreciation	$445,692

QS Batterymarch International Dividend Fund 2015 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

4. Derivative instruments and hedging activities

During the six months ended March 31, 2015, the Fund did not invest in any derivative instruments.

5. Shares of beneficial interest

At March 31, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2015	Year Ended September 30, 2014
Class IS
Shares sold	89	36,647
Shares issued on reinvestment	5,500	12,215
Shares repurchased	—	(393)
Net increase	5,589	48,469

20	QS Batterymarch International Dividend Fund 2015 Semi-Annual Report

Board approval of management and

subadvisory agreements (unaudited)

At a meeting of the Trust’s Board of Trustees, the Board considered the re-approval for an annual period of the management agreement pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services, the sub-advisory agreement pursuant to which QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) provides day-to-day management of the Fund’s portfolio, and the sub-advisory agreement pursuant to which Western Asset Management Company (“Western Asset” and, together with QS Batterymarch, the “Sub-Advisers”) provides day-to-day management of the Fund’s cash and short-term instruments allocated to it by the Manager. (The management agreement and sub-advisory agreements are collectively referred to as the “Agreements.”) The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason, Inc. The Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and the Sub-Advisers. The Independent Trustees requested and received information from the Manager and the Sub-Advisers they deemed reasonably necessary for their review of the Agreements and the performance of the Manager and the Sub-Advisers. Included was information about the Manager, the Sub-Advisers and the Fund’s distributor, as well as the management, sub-advisory and distribution arrangements for the Fund and other funds overseen by the Board. This information was initially reviewed by a special committee of the Independent Trustees and then by the full Board.

In voting to approve the Agreements, the Independent Trustees considered whether the approval of the Agreements would be in the best interests of the Fund and its shareholders, an evaluation based on several factors including those discussed below.

Nature, extent and quality of the services provided to the fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, since the Fund commenced operations. The Trustees also considered the Manager’s supervisory activities over the Sub-Advisers. In addition, the Independent Trustees received and considered other information regarding the administrative and other services rendered to the Fund and its shareholders by the Manager. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager in its management of the Fund’s affairs and the Manager’s role in coordinating the activities of the Sub-Advisers and the Fund’s other service providers. The Board’s evaluation of the services provided by the Manager and the Sub-Advisers took into account the Board’s knowledge and familiarity gained as Trustees of funds in the Legg Mason fund complex, including the scope and quality of the investment management and other capabilities of the Manager and the Sub-Advisers and the quality of the Manager’s administrative and other services. The Board observed that the scope of

QS Batterymarch International Dividend Fund	21

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

services provided by the Manager had expanded over time as a result of regulatory and other developments, including maintaining and monitoring its own and the Fund’s compliance programs. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the Investment Company Act of 1940, as amended.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board considered the degree to which the Manager implemented organizational changes to improve investment results and the services provided to the Legg Mason fund complex and the Manager’s commitment to continue to provide effective and efficient investment management and shareholder services. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to the Manager’s parent organization, Legg Mason, Inc.

The Board also considered the division of responsibilities among the Manager and the Sub-Advisers and the oversight provided by the Manager. The Board also considered the Manager’s and QS Batterymarch’s brokerage policies and practices, the standards applied in seeking best execution, their policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans, recent organizational changes, portfolio manager compensation plan and policy regarding portfolio managers’ ownership of fund shares.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of services provided (and expected to be provided) under the respective Agreement by the Manager and the Sub-Advisers.

Fund performance

The Board received and reviewed performance information for the Fund and for all retail and institutional international equity income funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Trustees noted that they also had received and discussed with management at periodic intervals information on the investment performance of the Fund in comparison to similar mutual funds and benchmark performance indices. The information comparing the Fund’s performance to that of the Performance Universe was for the one-year period ended June 30, 2014. The Fund performed below the median performance of the funds in the Performance Universe for the period. The Board also reviewed performance information provided by the Manager for periods ended September 30, 2014, which showed that the Fund’s performance was better than the Lipper category average during the third quarter and year-to-date period. The Trustees then discussed with representatives of management the portfolio management

22	QS Batterymarch International Dividend Fund

strategy of the Fund’s portfolio managers. The Trustees noted that the Manager and QS Batterymarch were committed to providing the resources necessary to assist the Fund’s portfolio managers and improve Fund performance. Based on its review and noting the limited period of performance data available, the Board generally was satisfied with management’s efforts to improve the Fund’s performance going forward. The Board determined to continue to evaluate the Fund’s performance and directed the Independent Trustees’ performance committee to continue to periodically review Fund performance with the Manager and report to the full Board during periods between Board meetings.

Management fees and expense ratios

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Sub-Advisers, respectively. The Board noted that the Manager, and not the Fund, pays the sub-advisory fees to the Sub-Advisers and, accordingly, that the retention of the Sub-Advisers does not increase the fees and expenses incurred by the Fund. In addition, because of the Manager’s fee waiver and/or expense reimbursement arrangement that was in effect for the Fund, which reduced the management fee paid to the Manager, the Board also reviewed and considered the actual management fee rate (after taking into account waivers and reimbursements) (the “Actual Management Fee”).

The Board also reviewed information regarding the fees the Manager and QS Batterymarch charged any of their U.S. clients investing primarily in an asset class similar to that of the Fund including, where applicable, institutional separate and commingled accounts and retail managed accounts. The Manager reviewed with the Board the significant differences in the scope of services provided to the Fund and to such other clients, noting that the Fund is provided with regulatory compliance and administrative services, office facilities and Fund officers (including the Fund’s chief financial, chief legal and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers, including the Sub-Advisers. The Board considered the fee comparisons in light of the scope of services required to manage these different types of accounts.

The Board received an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a framework of fees based on asset classes. Management also discussed with the Board the Fund’s distribution arrangements, including how amounts received by the Fund’s distributor are expended, and the fees received and expenses incurred in connection with such arrangements by affiliates of the Manager.

Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee and Actual Management Fee and the Fund’s overall expense ratio with those of a group of seven institutional international equity income funds selected by Lipper as comparable to the Fund (the “Expense Group”), and a broader group of funds

QS Batterymarch International Dividend Fund	23

Board approval of management and

subadvisory agreements (unaudited) (cont’d)

selected by Lipper consisting of all institutional international equity income funds (the “Expense Universe”). This information showed that the Fund’s Contractual Management Fee and Actual Management Fee were lower than the median of management fees paid by the funds in the Expense Group and that the Fund’s Actual Management Fee was lower than the average management fee paid by the funds in the Expense Universe, and that the Fund’s total expense ratio was lower than the median of the total expense ratios of the funds in the Expense Group and was lower than the average total expense ratio of the funds in the Expense Universe. The Trustees also noted the Manager’s fee waiver and/or expense reimbursement arrangement.

Manager profitability

The Board received and considered a profitability analysis of the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received information with respect to the Manager’s allocation methodologies used in preparing this profitability data as well as a report from an outside consultant that had reviewed the Manager’s methodology. The Board also noted the profitability percentage ranges determined by appropriate court cases to be reasonable given the services rendered to investment companies. The Board determined that the Manager’s profitability was not excessive in light of the nature, extent and quality of the services provided to the Fund.

Economies of scale

The Board received and considered information regarding whether there have been economies of scale with respect to the management of the Fund as the Fund’s assets grow, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered whether economies of scale in the provision of services to the Fund were being passed along to the shareholders.

The Board noted that to the extent the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. The Board noted that it appeared that the benefits of any economies of scale also would be appropriately shared with shareholders through increased investment in fund management and administration resources.

Taking all of the above into consideration, the Board determined that the management fee was reasonable in light of the comparative performance and expense information and the nature, extent and quality of the services provided to the Fund under the Agreements.

Other benefits to the manager

The Board considered other benefits received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund, including the opportunity to offer additional products and services to Fund shareholders.

24	QS Batterymarch International Dividend Fund

In light of the costs of providing investment management and other services to the Fund and the Manager’s ongoing commitment to the Fund, the profits and other ancillary benefits that the Manager and its affiliates received were considered reasonable.

Based on their discussions and considerations, including those described above, the Trustees approved the Management Agreement and the Sub-Advisory Agreements to continue for another year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreements.

QS Batterymarch International Dividend Fund	25

QS Batterymarch

International Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing

(US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch International Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch International Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch International Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015516 5/15 SR15-2477

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND

AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	May 22, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	May 22, 2015